UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2003

KB HOME

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9195	95-3666267
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 231-4000

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements; Pro Forma Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2

Item 5. Other Events and Required FD Disclosure.

     On December 18, 2003, KB Home Phoenix Inc., an Arizona corporation, KB Home Coastal Inc., a California corporation, KB Home North Bay Inc., a California corporation, KB Home South Bay Inc., a California corporation, KB Home Greater Los Angeles Inc., a California corporation, KB Home Nevada Inc., a Nevada corporation, KB Home Colorado Inc., a Colorado corporation and KB Home Lone Star LP, a Texas limited partnership (collectively, the “Subsidiary Guarantors”), each a subsidiary of KB Home, a Delaware corporation (the “Company”), agreed to guarantee on a senior basis the prompt payment when due of the principal of and premium, if any, and interest on the Company’s 7¾% Senior Notes due October 15, 2004 (the “Senior Notes”), and to guarantee on a senior subordinated basis the prompt payment when due of the principal of and premium, if any, and interest on the Company’s 7¾% Senior Subordinated Notes due 2010, 8 5/8% Senior Subordinated Notes due 2008 and 9½% Senior Subordinated Notes due 2011 (collectively, the “Senior Subordinated Notes”).

     Each of the guarantees has been given on, and is subject to, the terms specified in (A) the First Supplemental Indenture, dated as of December 18, 2003 (the “Senior Supplemental Indenture”), between the Company, SunTrust Bank (successor to SunTrust Bank, Atlanta) (the “Trustee”) and the Subsidiary Guarantors, to the Indenture, dated as of October 14, 1997, between the Company and the Trustee relating to the Senior Notes and (B) First Supplemental Indenture, dated as of December 18, 2003 (the “Senior Subordinated Supplemental Indenture”), between the Company, the Trustee and the Guarantor Subsidiaries, to the Indenture, dated as of October 14, 1997, between the Company and the Trustee relating to the Senior Subordinated Notes.

     Forms of the Senior Supplemental Indenture and the Senior Subordinated Supplemental Indenture are each filed as exhibits hereto.

Item 7. Financial Statements; Pro Forma Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

4.1	Form of First Supplemental Indenture, dated as of December 18, 2003, between KB Home, SunTrust Bank, as trustee, and the subsidiaries of KB Home named therein relating to KB Home’s 7¾% Senior Notes due October 15, 2004.

4.2	Form of First Supplemental Indenture, dated as of December 18, 2003, between KB Home, SunTrust Bank, as trustee, and the subsidiaries of KB Home named therein relating to KB Home’s (i) 7¾% Senior Subordinated Notes due 2010 (ii) 8 5/8% Senior Subordinated Notes due 2008 and (iii) 9½% Senior Subordinated Notes due 2011.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KB HOME

Date: December 23, 2003	By:	/s/ Kimberly N. King

Kimberly N. King
Corporate Secretary and Vice President,
Corporate Legal Affairs

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EXHIBIT INDEX

Exhibit No.

4.1	Form of First Supplemental Indenture, dated as of December 18, 2003, between KB Home, SunTrust Bank, as trustee, and the subsidiaries of KB Home named therein relating to KB Home’s 7¾% Senior Notes due October 15, 2004.

4.2	Form of First Supplemental Indenture, dated as of December 18, 2003, between KB Home, SunTrust Bank, as trustee, and the subsidiaries of KB Home named therein relating to KB Home’s (i) 7¾% Senior Subordinated Notes due 2010 (ii) 8 5/8% Senior Subordinated Notes due 2008 and (iii) 9½% Senior Subordinated Notes due 2011.

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